EXHIBIT 10.1

Form of 2004 Stock Incentive Plan Non-Qualifying Stock Option Agreement for Directors

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                 IONATRON, INC.
                      ------------------------------------

      AGREEMENT made as of the ____ day of 20__ (the "Grant Date") between Ionatron, Inc. (the "Company"), a Delaware corporation, having a principal place of business in Tucson, Arizona and ___________ (the "Grantee") residing at
______________________.

      WHEREAS, the Company desires to grant to the Grantee a Non-Qualified Option to purchase ______ shares of its common stock, $.001 par value per share (the "Common Stock"), under and for the purposes of the 2004 Stock Incentive Plan of the Company (the "Plan") pursuant to the terms thereof;

      WHEREAS, the Company and the Grantee understand and agree that unless otherwise defined herein any terms used herein have the same meanings as in the Plan.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

      1. Grant of Option. The Company hereby grants to the Grantee the right and option (the "Option") to purchase all or any part of an aggregate of _____________ (______) shares of its Common Stock, $.001 par value (the "Shares"), on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Grantee acknowledges receipt of a copy of the Plan.

      2. Purchase Price. The purchase price of the Shares covered by the Option (the "Purchase Price") shall be $____ per share.

      3. Exercise of Option. The Option granted hereby shall be exercisable as to


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all of the Shares covered thereby commencing on the Grant Date.

      4. Term of Option. The Option shall terminate five (5) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

      5. Non-Assignability. Except as set forth in this Section 5, without the written consent of the Company (which will not be unreasonably withheld, taking into account, among other considerations, the nature of the Company's business), the Option shall not be transferable by the Grantee otherwise than by will or the laws of descent and distribution. The Grantee may transfer this Option (i) through one or more successive gifts or a domestic relations order, to a family member, or (ii) to an entity in which more than 50% of the voting interests are owned by family members (or the Grantee) in exchange for an interest in that entity. A "family member", for purposes of this Section 5, includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50% of the voting interests.

      6. Exercise of Option and Issue of Shares.

            (a) The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the Purchase Price of the Shares covered by the Option. Such written


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notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by Section 7 below and shall otherwise comply with the terms and conditions of this Agreement and the Plan. The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the Grantee or other holder of this Option acknowledges that any income or other taxes due from him with respect to this Option or the Shares issuable pursuant to this Option shall be the responsibility of the holder. The holder of this Option shall have rights as a stockholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full Purchase Price for the Shares being purchased pursuant to such exercise.

            (b) The Grantee may, at its option, exchange the Options represented by this Option, in whole or in part (a "Option Exchange"), into the number of Shares determined in accordance with this Section 6(b), by surrendering this Option at the principal office of the Company or at the office of the transfer agent, accompanied by a notice stating such Grantee's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Grantee requests that such Option Exchange occur (the "Notice of Exchange"). The Option Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Option Exchange and, if applicable, a new Option Certificate (a "Remainder Option Certificate") of like tenor evidencing the Option which were subject to the


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surrendered Option and not included in the Option Exchange, shall be issued as of the Exchange Date and delivered to the Grantee. In connection with any Option Exchange, the Grantee's Option shall represent the right to subscribe for and acquire (I) the number of Shares (rounded to the next highest integer) equal to
(A) the number of Shares specified by the Grantee in its Notice of Exchange (the "Total Share Number") less (B) the number of Shares equal to the quotient obtained by dividing (i) the product of the Total Share Number and the existing Purchase Price per Share by (ii) the current Market Price (as hereinafter defined) of a share of Common Stock, and (II) a Remainder Option Certificate representing an option to purchase a number of Shares equal to the number of Shares covered by this Option minus the Total Share Number, if applicable. "Market Price" at any date shall be deemed to be the closing sale price for the trading day immediately prior to such date, (a) officially reported by the reporting securities exchange on which the Common Stock is listed or admitted to trading or as reported by the Nasdaq Stock Market, or, (b) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq Stock Market, the closing sale price as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or (iii) if such information is no longer reported by Nasdaq or similar organization, the fair market value of the Common Stock as determined in good faith by resolution of the independent directors of the Company, based on the best information available to it for the day immediately preceding the Exchange Date and the day of the Exchange Date.

      7. Purchase for Investment. Unless the offering and sale of the Shares to be

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issued upon the particular exercise of the Option shall have effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

            (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend or a substantially similar legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

            (b) If deemed necessary by the Company, it shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

      8. Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested,

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addressed as follows:

To the Company:

                                      Ionatron, Inc.
                                      3590 East Columbia Street
                                      Tucson, Arizona  85714

                                      Attention:  Chief Executive Officer

To the Grantee:
                                      ------------------------

                                      ------------------------

                                      ------------------------

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions. Either party hereto may change the addresses to which notices hereunder may be given by providing the other party hereto with written notice of such change.

      9. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

      10. Benefit of Agreement. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set his hand, all as of the day and year first above written.

                                      IONATRON, INC.

                                      By:
                                         -------------------------
                                            Name:
                                            Title:






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                                      By:
                                         -------------------------
                                                 , Grantee
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